Semiannual Report

NEW ASIA FUND

--------------
APRIL 30, 2001
--------------

T.ROWE PRICE

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
New Asia Fund

 .    Asian markets declined sharply throughout the 6- and 12-month periods primarily due to a dramatic slowdown in demand for technology-related products.

 .    The New Asia Fund's loss was about the same as the MSCI benchmark and its
     Lipper yardstick in both periods.

 .    We added to our information technology holdings during the past six months as these stocks became attractively priced.

 .    If consumer spending picks up and the latest round of interest rate cuts spurs U.S. economic growth, Asian economies and stock markets should benefit.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

The six-month period through April 30 continued to be difficult for Asian markets and the New Asia Fund. Most of Asia's major exchanges ended the period with negative returns and the declines in several markets were exacerbated for U.S. investors by unfavorable currency translation to the U.S. dollar. The recent downturn perpetuated a 12-month slide that took many of the region's stock markets down 25% or more.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Periods Ended 4/30/01                             6 Months       12 Months
New Asia Fund                                       -8.99%         -29.95%
MSCI All Country Far East Free Ex-Japan Index       -8.21          -31.41
Lipper Pacific Ex-Japan Funds Average               -7.02          -28.36

In the six months ended April 30, your fund lost 9% of its value. As depicted in the Performance Comparison table, the New Asia Fund slightly lagged the MSCI All Country Far East Free Ex-Japan Index and the Lipper Pacific Ex-Japan Funds Average, a measure of the average performance of a peer group of Asian funds. In 12-month comparisons, your fund was modestly better than the MSCI index and trailed the Lipper benchmark by a similar amount.

Over the past six months, the economic backdrop deteriorated, as business sentiment and exports slowed markedly from the blistering pace of the past few years. The main culprit was slowing demand for technology products and electronic components in the U.S., developed markets in Europe, and Japan. Technology exports have been the key driver of economic recovery in Asia over the last few years. Therefore, any slowdown in that sector has negative implications for the major markets in Asia excluding China and India. Fortunately, consumer spending in those two countries remains relatively resilient. These underpinnings lend a slower, but not recessionary, economic outlook for Asia.

POLITICAL CLIMATE

The political backdrop in Asia was turbulent and had a negative effect on stock markets in spite of basically favorable liquidity conditions. The U.S.-China standoff over a downed military surveillance plane and its crew caused tensions to rise in the Taiwan Straits region. India endured financial and political scandal that included the resignation of several prominent financial officials, political bribery captured on film, and the arrest of Ketan Parekh, a well-known private investor, accused of stock manipulation. Unfortunately, the unwinding of his hugely leveraged positions pushed many retail investors into panic selling and triggered a market collapse. Political upheaval was the order of the day in the Philippines, where President Estrada was impeached following a grassroots uprising, and in Indonesia, where popular discontent about stagnant economic conditions is putting similar pressure on President Wahid.

------------------
MARKET PERFORMANCE
--------------------------------------------------------------------------------
(In U.S. Dollar Terms)
Periods Ended 4/30/01                             6 Months       12 Months
--------------------------------------------------------------------------------
China Free                                         -16.08%         -23.69%
Hong Kong                                           -4.50          -15.82
India                                               -9.91          -33.33
Malaysia                                           -22.23          -35.72
Philippines                                          9.05          -28.85
Singapore                                          -18.60          -28.88
Korea                                                4.79          -32.02
Taiwan                                              -6.98          -41.01
Thailand                                             9.72          -36.36
Source: RIMES Online, using MSCI indices.

Given the trying political and economic backdrop, investors have largely avoided Asian stocks. Over the last six months, only the Philippine, South Korean, and Thai markets posted positive returns. In the Philippine and Thai markets, which are very small and illiquid, local buyers powered most of the recent gains. In South Korea, the advance was partially driven by the rebound of the Korean won versus the U.S. dollar and large-cap value stocks in manufacturing, cyclicals, and utilities. Although the Korean growth stocks that your fund typically invests in rose, they lagged the performance of value stocks. These pockets of strength may be the start of a broader turnaround, but a review of the last 12 months shows that all of the markets in the region where we invest were down at least 15%, and most lost between 20% and 40%.

PORTFOLIO REVIEW

We continue to focus on the best and most competitive companies in Asia - businesses with solid franchises rooted in strong intellectual property, a defensible niche, or clear market dominance. Additionally, we want to own firms that are able to generate sustainable cash flows and good returns on invested capital. These companies should be able to weather even fairly difficult operating environments such as we have today.

The fund's country allocation changed modestly over the last six months. The majority of assets (65%) is collectively invested in the large economies in North Asia, namely Hong Kong/China, South Korea, and Taiwan. The largest individual country allocation changes occurred in Taiwan, which was gradually increased to 18% from a 12% weighting, and South Korea, to 16% from 12% six months ago. The fund's largest country exposure remains a combination of two markets, Hong Kong and China. Our 30% weighting in Hong Kong is reduced four percentage points from six months ago, and our 1% position in China is lowered from 3%. India, at nearly one-fifth of assets, remains a significant portion of our portfolio. We continue to keep our exposure to the smaller markets of Southeast Asia - the former "tiger economies" of Malaysia, Thailand, Indonesia, the Philippines, and Singapore - fairly limited. We believe that the slow progress of reform and the reduced liquidity in these markets translate into an unfavorable risk/reward scenario. The majority of our Southeast Asian exposure is through our 6% allocation to Singapore.

--------------------------
GEOGRAPHIC DIVERSIFICATION
--------------------------------------------------------------------------------
United Kingdom 3%*
Thailand 2%
Singapore 6%
Other and Reserves 6%
Hong Kong 30%
South Korea 16%
India 19%
Taiwan 18%

Based on net assets as of 4/30/01.
*HSBC Holdings, a banking conglomerate based in Hong Kong, is domiciled in the U.K.

In South Korea, we increased our holdings in companies that have a strong local presence. To that end, we added to Samsung Electronics, South Korea Telecom, and Korea Telecom, our three largest Korean holdings. We increased our position in Hite Brewery, which is owned and managed by the Heineken group, and

LG Household & Health Care, a purveyor of branded consumer staples. We also added to Hyundai Motor, a formerly troubled auto company that has seen a strong turnaround in sales after its takeover by foreign management.

In Hong Kong/China, we pruned our exposure to the energy sector. We took profits in China Petroleum & Chemical, newly listed PetroChina, and Huaneng Power International following nice share price runups. In India, we benefited from positions in two of the country's strongest private banks, HDFC Bank and ICICI Bank, as they continue to grow and capture market share from the undercapitalized and poorly managed state-owned banks. We also added to Reliance Industries, which is building India's first privately owned nationwide integrated telecommunications network.

Taiwanese stocks account for nearly one-fifth of the portfolio. The nation's stock market has grown substantially and is now one of the largest components of the MSCI index. However, we have generally underweighted Taiwan (relative to the index) because its banking sector is largely unattractive. Our current allocation is largely made up of technology concerns including Taiwan Semiconductor Manufacturing and United Microelectronics, two of the portfolio's top holdings, and we added to positions in Powerchip Semiconductors and Siliconware Precision Industries.

SECTOR REVIEW

At the sector level, the principal change over the period was an increase in our exposure to information technology stocks to 25% of net assets from 17% in October. The increase was due in part to appreciation of our existing holdings, but also to new purchases. We added to out-of-favor technology companies that are globally competitive in their particular field of expertise, including Taiwan Semiconductor Manufacturing and Venture Manufacturing in Singapore, and Infosys Technologies in India.

Although our holdings in the financial sector are large, the 36% weighting masks a significant lack of exposure to Southeast Asian banks, especially in Malaysia, Thailand, and Singapore, where the operating environment remains very difficult. We trimmed several of our financial positions into the sector's recent strength. We took some profits in Dao Heng Bank Group, a medium-sized Hong Kong-based institution that received a generous takeover bid from DBS Group Holdings of Singapore. Simultaneously, we've reduced our position in DBS Group for overpaying for Dao Heng. We also trimmed our ownership of Housing Development Finance, an Indian housing market lender that has benefited from tax incentives for homeowners in India.

------------------------
INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------
                                                     Percent of    Net Assets
                                                      10/31/00       4/30/01
--------------------------------------------------------------------------------
Financials                                              35.7%         35.7%
Information Technology                                  17.1          25.0
Telecommunication Services                              17.8          14.7
Consumer Staples                                         4.2           5.2
Consumer Discretionary                                   5.7           4.9
Materials                                                3.1           4.5
Health Care                                              4.5           2.2
All Other                                                5.4           2.1
Reserves                                                 6.5           5.7
--------------------------------------------------------------------------------
Total                                                  100.0%        100.0%

Note: MSCI, which establishes benchmark industry groupings, recently revamped and expanded its industry-category designa- tions. For comparative purposes, we have presented October's industry diversification in accordance with the new methodology.

Concurrently, we pruned some of our telecommunications exposure in Hong Kong/China by selling a portion of our positions in China Mobile (Hong Kong) and China Unicom. Both have generated strong performance as they have rolled out new products in China's growing mobile telephone market. In Singapore, we reduced our holdings in Singapore Telecommunications because we were concerned that it was overpaying for the takeover of Optus in Australia. We also trimmed or eliminated holdings in the health care sector, particularly Indian generic pharmaceutical company Cipla, which had recorded good results by exporting to the U.S. market. Parkway Holdings in Singapore is another that we've been selling recently into strength. It has benefited from rumors that it may be taken over by a large overseas health care concern.

OUTLOOK

Slower economic growth usually increases the pressure for financial and corporate reforms. Unfortunately, only limited progress has been made since the Asian crisis. However, we are starting to see the beginnings of consolidation and merger activity in the banking sector in Hong Kong, Taiwan, and South Korea. China has begun restructuring its equity markets by allowing domestic investors to own either A or B shares (A shares are for local investors only; B shares used to be for foreign investors only). We believe that China is making good progress in its effort to create a single category of shares available to both foreign and local investors. This will take some time to accomplish, but the outcome is inevitable and will open up many more investment opportunities to foreign investors. Although India's reform process was dealt a setback with the recent political scandals in New Delhi, the government still managed to pass a fairly pro-reform budget and push ahead with the liberalization of investment in the telecommunications sector. These developments are encouraging.

The giant "closed" economies of India and China with their massive domestic markets should continue to grow at a moderate pace. These economies are driven more by millions of individuals buying new homes, vehicles, and insurance policies, and by private and public investment in domestic infrastructure, such as telecommunications and roads, than by changes in export markets. The more "open" economies like Taiwan, South Korea, and Singapore, given their dependence on exports, will remain somewhat captive to the vagaries of the developed economies of the U.S., Europe, and Japan. Any signs that U.S. consumers and businesses will resume spending with their usual aplomb, or that the overall economy is starting to respond positively to recent Federal Reserve interest rate cuts, would be very positive for our region's economies and stock markets.

Respectively submitted,

/s/ John R. Ford

John R. Ford
President, T. Rowe Price International Funds, Inc.

May 21, 2001

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                      Percent of
                                                                      Net Assets
                                                                        4/30/01
--------------------------------------------------------------------------------
Cheung Kong Holdings, Hong Kong                                           6.6%
Hutchison Whampoa, Hong Kong                                              6.1
Samsung Electronics, South Korea                                          5.5
China Mobile, Hong Kong                                                   5.3
Taiwan Semiconductor Manufacturing, Taiwan                                4.6
--------------------------------------------------------------------------------
Reliance Industries, India                                                4.5
United Microelectronics, Taiwan                                           3.3
HSBC Holdings, United Kingdom                                             3.1
South Korea Telecom, South Korea                                          2.8
Housing Development Finance, India                                        2.8
--------------------------------------------------------------------------------
ICICI, India                                                              2.6
Korea Telecom, South Korea                                                1.9
Hindustan Lever, India                                                    1.6
Esprit Holdings, Hong Kong                                                1.5
President Chain Store, Taiwan                                             1.5
--------------------------------------------------------------------------------
HDFC Bank, India                                                          1.5
Henderson Land Development, Hong Kong                                     1.5
Great Eagle Holdings, Hong Kong                                           1.5
ICICI Bank, India                                                         1.4
Elan Microelectronics, Taiwan                                             1.2
--------------------------------------------------------------------------------
DBS Group Holdings, Singapore                                             1.2
Siliconware Precision Industries, Taiwan                                  1.1
PetroChina, China                                                         1.0
Ranbaxy Laboratories, India                                               1.0
Powerchip Semiconductors, Taiwan                                          1.0
--------------------------------------------------------------------------------
Total                                                                    66.1%

Note: Table excludes reserves.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

NEW ASIA FUND
--------------------------------------------------------------------------------

                                    [GRAPH]

As of 4/30/01

             MSCI AC Far East         Lipper Pacific
           Free Ex-Japan Index    Ex-Japan Funds Average     New Asia Fund

4/30/91          10,000                   10,000                10,000
 Apr-92          12,169                   11,206                10,678
 Apr-93          15,468                   13,770                12,557
 Apr-94          21,649                   18,006                16,587
 Apr-95          21,325                   17,593                15,397
 Apr-96          26,746                   21,682                18,559
 Apr-97          24,734                   20,254                17,244
 Apr-98          14,469                   13,431                11,454
 Apr-99          18,185                   15,621                12,689
 Apr-00          20,209                   21,945                19,421
  1-Apr          13,861                   16,976                13,605

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 4/30/01                    1 Year    3 Years    5 Years   10 Years
--------------------------------------------------------------------------------
New Asia Fund                           -29.95%      5.91%     -6.02%      3.13%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------
Unaudited

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------


                             6 Months      Year
                                Ended     Ended
                              4/30/01  10/31/00  10/31/99   10/31/98  10/31/97  10/31/96
NET ASSET VALUE
Beginning of period        $     7.12  $   7.20  $   4.93  $   5.95   $   8.64  $   8.12
  Investment activities
  Net investment
  income (loss)                     -      0.04      0.05      0.13       0.09      0.06
  Net realized and
  unrealized gain (loss)        (0.64)    (0.08)**   2.31     (1.07)     (2.71)     0.55
  Total from
  investment activities         (0.64)    (0.04)     2.36     (0.94)     (2.62)     0.61
Distributions
  Net investment income             -     (0.04)    (0.09)    (0.08)     (0.06)    (0.09)
  Net realized gain                 -         -         -         -      (0.01)        -
  Total distributions               -     (0.04)    (0.09)    (0.08)     (0.07)    (0.09)
NET ASSET VALUE
End of period              $     6.48  $   7.12  $   7.20  $   4.93   $   5.95  $   8.64
                           -------------------------------------------------------------


Ratios/Supplemental Data

Total return?                  (8.99)%   (0.68)%   48.73%   (15.97)%   (30.61)%    7.58%

Ratio of total expenses to
average net assets               1.18%+    1.08%    1.21%      1.29%      1.10%    1.11%
Ratio of net investment
income (loss) to average
net assets                       0.17%+    0.41%    0.87%      2.33%      0.76%    0.66%
Portfolio turnover rate          53.2%+    52.2%    69.9%      68.1%      41.8%    42.0%
Net assets, end of period
(in millions)                 $    722  $    875  $   996  $     633   $    877  $ 2,041


? Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized
** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2001

------------------------
PORTFOLIO OF INVESTMENTS                                   Shares         Value
--------------------------------------------------------------------------------
                                                                   In thousands

CHINA 1.0%

Common Stocks 1.0%
PetroChina (HKD)                                       34,200,000   $     7,323
                                                                    -----------
Total China (Cost $5,622)                                                 7,323
                                                                    -----------

HONG KONG 29.5%

Common Stocks 29.5%
Brilliance China Automotive Holdings                   12,912,000         3,477
Cheung Kong Holdings                                    4,271,000        47,507
China Mobile (Hong Kong) *                              7,725,000        38,036
China Resources Beijing                                10,550,000         2,692
China Unicom *                                          3,928,000         5,465
Citic Pacific                                           1,678,000         4,830
CNOOC *                                                 2,750,000         2,644
Dah Sing Financial                                        824,200         4,491
Dao Heng Bank Group                                       924,760         6,877
Esprit Holdings                                         9,563,501        10,852
Great Eagle Holdings                                    7,430,000        10,575
Henderson Land Development                              2,312,000        10,613
Hutchison Whampoa                                       4,101,900        44,048
Li & Fung                                               2,320,000         4,388
New World China Land *                                  4,152,800         1,611
Pacific Century CyberWorks *                            7,535,427         2,585
Phoenix Satellite Television Holdings *                11,758,000         2,126
Sino Land                                               6,500,000         2,917
South China Morning Post Holdings                       7,946,000         5,069
Varitronix International                                2,931,000         2,180
                                                                    -----------
Total Hong Kong (Cost $159,168)                                         212,983
                                                                    -----------

INDIA 19.0%

Common Stocks 19.0%
Apollo Hospitals                                          976,100         2,126
Britannia Industries *                                    467,500         6,930
Global Tele-Systems                                     1,155,000         4,916
HDFC Bank                                               2,188,000        10,757
Hindustan Lever                                         2,640,280        11,867

10
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T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

                                                           Shares         Value
--------------------------------------------------------------------------------
                                                                   In thousands

Housing Development Finance *                           1,615,075   $    20,451
ICICI                                                   8,570,076        15,304
ICICI ADR (USD)                                           284,962         3,391
ICICI Bank *                                            2,053,842         6,848
ICICI Bank ADR (USD) *                                    520,250         3,454
Infosys Technologies                                       71,000         5,677
McDowell                                                1,715,800         1,418
Ranbaxy Laboratories *                                    673,622         7,204
Reliance Industries                                     4,394,000        32,231
Wipro *                                                   111,000         3,427
Wipro ADR (USD) *                                          30,500         1,051
                                                                    -----------
Total India (Cost $158,548)                                             137,052
                                                                    -----------

SINGAPORE 6.1%

Common Stocks 6.1%
Capitaland *                                            2,829,000         3,573
Chartered Semiconductor Manufacturing *                 1,298,000         3,992
Datacraft Asia (USD)                                    1,145,000         5,839
DBS Group Holdings                                        975,443         8,517
Parkway Holdings                                       12,234,000         6,651
Singapore Press Holdings                                  301,719         3,463
Singapore Telecommunications                            6,024,000         6,021
Venture Manufacturing                                     848,000         5,914
                                                                    -----------
Total Singapore (Cost $62,077)                                           43,970
                                                                    -----------

SOUTH KOREA 15.6%

Common Stocks 15.6%
Hana Bank                                                 395,000         1,884
Hite Brewery                                               89,350         3,033
Housing & Commercial Bank                                 321,070         6,107
Hyundai Motor                                             395,000         6,178
Kook Min Bank                                             378,260         4,481
Korea Telecom                                             282,600        13,518
Korea Telecom Freetel *                                    97,000         3,476
LG Household & Health Care *                              246,570         3,370
Samsung Electronics                                       226,272        39,344

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

                                                           Shares         Value
--------------------------------------------------------------------------------
                                                                   In thousands

Samsung Fire & Marine Insurance                           111,560   $     2,999
Samsung Securities                                         99,000         2,601
Shinhan Bank                                              567,000         5,037
South Korea Telecom                                       119,140        20,490
                                                                    -----------
Total South Korea (Cost $79,915)                                        112,518
                                                                    -----------

TAIWAN 18.2%

Common Stocks 18.2%
Acer                                                    6,149,000         3,982
Ambit Microsystems                                      1,001,000         6,057
Asustek Computer                                          729,000         3,314
China Development Industrial Bank *                     5,933,000         5,285
China Trust Commercial Bank *                           4,363,000         3,184
Elan Microelectronics                                   3,681,000         8,954
Hon Hai Precision Industry                                987,340         5,794
Powerchip Semiconductors *                              3,408,000         3,160
Powerchip Semiconductors GDR (USD) *                      428,845         3,988
President Chain Store                                   3,745,714        10,819
Siliconware Precision Industries *                     10,475,676         8,154
Sunplus Technology                                        251,000         1,236
Sunplus Technology GDR (USD) *                            187,000         1,786
Taiwan Cellular *                                       2,351,000         3,717
Taiwan Semiconductor Manufacturing *                   12,104,144        33,490
United Microelectronics *                              14,849,440        23,703
Via Technologies *                                        506,000         4,769
                                                                    -----------
Total Taiwan (Cost $126,037)                                            131,392
                                                                    -----------

THAILAND 1.8%

Common Stocks 1.8%
TelecomAsia *                                          14,757,000         6,304
TelecomAsia, Rights *                                   1,597,894           161
Total Access Communications (USD) *                     2,421,200         6,658
                                                                    -----------
Total Thailand (Cost $19,324)                                            13,123
                                                                    -----------

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

                                                           Shares         Value
--------------------------------------------------------------------------------
                                                                   In thousands

UNITED KINGDOM 3.1%

Common Stocks 3.1%
HSBC Holdings (HKD)                                     1,758,034   $    22,316
                                                                    -----------
Total United Kingdom (Cost $17,042)                                      22,316
                                                                    -----------

SHORT-TERM INVESTMENTS 5.3%

Money Market Funds 5.3%
T. Rowe Price Reserve Investment Fund, 5.18%#          38,299,991        38,300
                                                                    -----------
Total Short-Term Investments (Cost $38,300)                              38,300
                                                                    -----------

Total Investments in Securities
99.6% of Net Assets (Cost $666,033)                                 $   718,977

Other Assets Less Liabilities                                             2,902
                                                                    -----------
NET ASSETS                                                          $   721,879
                                                                    -----------

*    Non-income producing
#    Seven-day yield
ADR  American depository receipt
GDR  Global depository receipt
HKD  Hong Kong dollar
USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------
Unaudited                                                        April 30, 2001

-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value (cost $666,033)                 $   718,977
Other assets                                                             65,219
                                                                    -----------
Total assets                                                            784,196
                                                                    -----------

Liabilities
Total liabilities                                                        62,317


                                                                    -----------
NET ASSETS                                                          $   721,879
                                                                    -----------

Net Assets Consist of:
Accumulated net investment income - net of distributions            $       461
Accumulated net realized gain/loss - net of distributions              (190,537)
Net unrealized gain (loss)                                               52,436
Paid-in-capital applicable to 111,415,161 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                      859,519

                                                                    -----------
NET ASSETS                                                          $   721,879
                                                                    -----------

                                                                    -----------
NET ASSET VALUE PER SHARE                                           $      6.48
                                                                    -----------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                       6 Months
                                                                          Ended
                                                                        4/30/01

Investment Income (Loss)
Income
 Dividend (net of foreign taxes of $470)                            $     4,441
 Interest (net of foreign taxes of $56)                                     838
 Securities Lending                                                         109
                                                                    -----------
 Total income                                                             5,388
                                                                    -----------
Expenses
 Investment management                                                    3,276
 Shareholder servicing                                                    1,092
 Custody and accounting                                                     210
 Prospectus and shareholder reports                                         105
 Registration                                                                17
 Legal and audit                                                             14
 Directors                                                                    4
 Miscellaneous                                                                2
                                                                    -----------
 Total expenses                                                           4,720
 Expenses paid indirectly                                                    (4)
                                                                    -----------
 Net expenses                                                             4,716
                                                                    -----------
Net investment income (loss)                                                672
                                                                    -----------
Realized and Unrealized Gain (Loss)
 Net realized gain (loss)
 Securities (net of foreign taxes of $357)                               (3,758)
 Foreign currency transactions                                             (875)
                                                                    -----------
 Net realized gain (loss)                                                (4,633)
                                                                    -----------
Change in net unrealized gain or loss
 Securities (net of decrease in deferred foreign taxes of $407)         (58,720)
 Other assets and liabilities
 denominated in foreign currencies                                           30
                                                                    -----------
 Change in net unrealized gain or loss                                  (58,690)
                                                                    -----------
Net realized and unrealized gain (loss)                                 (63,323)
                                                                    -----------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                              $   (62,651)
                                                                    -----------

The accompanying notes are an integral part of these financial statements.

15
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T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------
Unaudited

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                         6 Months          Year
                                                            Ended         Ended
                                                          4/30/01      10/31/00
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                        $       672   $     4,915
  Net realized gain (loss)                                 (4,633)      158,372
  Change in net unrealized gain or loss                   (58,690)     (119,004)
                                                      -------------------------
  Increase (decrease) in net assets from operations       (62,651)       44,283
                                                      -------------------------
Distributions to shareholders
  Net investment income                                      (211)       (5,468)
                                                      -------------------------
Capital share transactions *
  Shares sold                                             615,551     1,436,534
  Distributions reinvested                                      -         5,282
  Shares redeemed                                        (705,495)   (1,601,775)
                                                      -------------------------
  Increase (decrease) in net assets from capital
  share transactions                                      (89,944)     (159,959)
                                                      -------------------------
Net Assets
Increase (decrease) during period                        (152,806)     (121,144)
Beginning of period                                       874,685       995,829
                                                      -------------------------
End of period                                         $   721,879   $   874,685
                                                      -------------------------

*Share information
  Shares sold                                              89,408       157,387
  Distributions reinvested                                      -           580
  Shares redeemed                                        (100,756)     (173,435)
                                                      -------------------------
  Increase (decrease) in shares outstanding               (11,348)      (15,468)

The accompanying notes are an integral part of these financial statements.

16
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T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2001

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The New Asia Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on September 28, 1990. The fund seeks long-term growth of capital through investments in companies located, or with primary operations, in Asia (excluding Japan).

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains

17
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T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2001, approximately 91% of the fund's net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At April 30, 2001, the value of loaned securities was $33,628,000; aggregate collateral consisted of $35,521,000 in the securities lending collateral pool.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $201,236,000 and $274,100,000, respectively, for the six months ended April 30, 2001.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. In 2000, the fund utilized $170,244,000 of capital loss

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

carryforwards for federal income tax purposes. As of October 31, 2000, the fund had $184,969,000 of capital loss carryforwards, all of which expires in 2006. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

At April 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $666,033,000. Net unrealized gain aggregated $52,944,000 at period-end, of which $141,825,000 related to appreciated investments and $88,881,000 to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of dividend and interest income.

Gains realized upon disposition of Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sales proceeds. The fund accrues a deferred tax liability for net unrealized gains, which totaled $363,000 at April 30, 2001.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $476,000 was payable at April 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At April 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $921,000 for the six months ended April 30, 2001, of which $151,000 was payable at period-end.

Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum International Fund held approximately 0.4% of the outstanding shares of the New Asia Fund at April 30, 2001. For the six months then ended, the fund was allocated $7,000 of Spectrum expenses.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 2001, totaled $702,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

Checking Available on most fixed-income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R)and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

INVESTMENT INFORMATION

Combined Statement Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook
Opening June 2001

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York
Area 51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C. Area
Downtown
900 17th Street N.W.
Farragut Square
Tysons Corner
1600 Tysons Boulevard
Suite 150
Opening July 2001

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